                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
              PURSUANT TO SECTION 12(b) OR 12(g) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                 STEALTHGAS INC.
             (Exact Name of Registrant as Specified in its Charter)

  THE REPUBLIC OF THE MARSHALL ISLANDS                       N/A
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

                              331 KIFISSIAS AVENUE
                                 ERITHREA 14561
                                 ATHENS, GREECE
               (Address of Principal Executive Offices) (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Securities Exchange Act of 1934, as amended, and is effective pursuant to General Instruction A.(c), please check the following box.
[ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Securities Exchange Act of 1934, as amended, and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:

   333-127905
---------------
(If applicable)

Securities to be registered pursuant to Section 12(b) of the Exchange Act:

     Title of Each Class                    Name of Each Exchange on Which
     to be so Registered                    Each Class is to be Registered
     -------------------                    ------------------------------
            NONE.                                        N/A

Securities to be registered pursuant to Section 12(g) of the Exchange Act:

                     COMMON STOCK, $0.01 PAR VALUE PER SHARE

ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

                  The description of the securities to be registered hereby is set forth under the caption "Description of Capital Stock" in (i) the prospectus
(subject to completion) dated September 7, 2005 included in Part I of the
Registration Statement (Registration No. 333-127905) on Form F-1 (as amended, the "Registration Statement") of the registrant originally filed with the
Securities and Exchange Commission (the "Commission") pursuant to the Securities
Act of 1933, as amended (the "Securities Act"), on August 29, 2005 and (ii) the
related final form of the prospectus to be filed with the Commission pursuant to
Rule 424(b) of the Securities Act, is incorporated herein by reference.

                  The securities have been approved for quotation on the NASDAQ
National Market under the symbol "GASS", subject to official notice of issuance.

ITEM 2.           EXHIBITS

                  The following exhibits are filed as part of this registration statement:

             Exhibit No.       Exhibit Description
             -----------       -------------------
                 3.1           Form of Amended and Restated Articles of
                               Incorporation of the Registrant, which are
                               hereby incorporated by reference to Exhibit 3.1
                               of the Registrant's Registration Statement on
                               Form F-1 (File No. 333-127905), including
                               exhibits thereto, which was initially filed
                               with the Securities and Exchange Commission on
                               August 29, 2005.

                 3.2           Form of Amended and Restated Bylaws, which are
                               hereby incorporated by reference to Exhibit 3.2
                               of the Registrant's Registration Statement on
                               Form F-1 (File No. 333-127905), including
                               exhibits thereto, which was initially filed
                               with the Securities and Exchange Commission on
                               August 29, 2005.

                 4.1           Specimen certificate for shares of common
                               stock, which is hereby incorporated by
                               reference to Exhibit 4.1 of the Registration
                               Statement on Form F-1 (File No. 333-127905),
                               including exhibits thereto, which was initially
                               filed with the Securities and Exchange
                               Commission on August 29, 2005.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              STEALTHGAS INC.

Date: October 4, 2005         By: /s/ Harry Vafias
                                  ------------------------------
                                  Name:  Harry Vafias
                                  Title: President and Chief Executive Officer